CDC NVEST STAR WORLDWIDE FUND

SUPPLEMENT DATED JANUARY 28, 2002 TO CDC NVEST STAR FUNDS CLASSES A, B AND C AND CLASS Y PROSPECTUSES EACH DATED MAY 1, 2001 AS SUPPLEMENTED JUNE 14, 2001, JUNE
               25, 2001 AND JANUARY 1, 2002 (THE "PROSPECTUSES")


On December 14, 2001, the Board of Trustees (the "Board") of CDC Nvest Funds Trust I (the "Trust") approved a new sub-advisory agreement (the "New Sub-Advisory Agreement") among the Trust on behalf of CDC Nvest Star Worldwide Fund (the "Fund"), CDC IXIS Asset Management Advisers, L.P. ("CDC IXIS Advisers") and Hansberger Global Investors, Inc. ("Hansberger") to take effect on March 1, 2002. The Board also approved the termination of the current sub-advisory agreement among the Trust on behalf of the Fund, CDC IXIS Advisers and Montgomery Asset Management LLC ("Montgomery").

Pursuant to an exemptive order granted to CDC IXIS Advisers and the Trust by the Securities and Exchange Commission, shareholder approval of the New Sub-Advisory Agreement is not necessary because Hansberger is not an affiliate of CDC IXIS Advisers or the Trust. Shareholders of the Fund will be furnished with an information statement containing important information about Hansberger and the new sub-advisory arrangement by May 2002.

Under the New Sub-advisory Agreement, Hansberger will assume portfolio management responsibility for the segment of the Fund previously managed by Montgomery. The annualized fee rate payable to Hansberger for its sub-advisory services, as a percentage of daily net assets of the segment, is 0.55% of the first $50 million; 0.50% of the next $50 million; and 0.35% of amounts in excess of $100 million. With the New Sub-Advisory Agreement, the sub-advisory fee rate payable for the segment decreases. It is important to note that the overall advisory fee rate payable by the Fund to CDC IXIS Advisers, of which the sub-advisory fee rate payable is a part, remains the same.

PROSPECTUS CHANGES

Effective March 1, 2002, any reference to Montgomery Asset Management, LLC ("Montgomery") is replaced with Hansberger Global Investors, Inc.("Hansberger").

IN THE SECTION ENTITLED "MEET THE FUNDS' INVESTMENT ADVISER AND SUBADVISERS," THE FOLLOWING TEXT REPLACES THE INFORMATION FOR MONTGOMERY.

HANSBERGER GLOBAL INVESTORS, INC. ("HANSBERGER"), located at 515 East Las Olas Boulevard, Fort Lauderdale, FL 33301, serves as a subadviser to a segment of the Star Worldwide Fund. Hansberger is a wholly-owned subsidiary of Hansberger Group, Inc. and was established in 1994. Hansberger manages approximately $2.8 billion in assets as of December 31, 2001 and specializes in global investing, managing separate portfolios and institutional mutual funds.

IN THE SECTION ENTITLED "MEET THE FUNDS' PORTFOLIO MANAGERS," THE FOLLOWING TEXT REPLACES THE BIOGRAPHICAL INFORMATION FOR OSCAR CASTRO, THE MONTGOMERY PORTFOLIO MANAGER FOR THE SEGMENT.

THOMAS R. H. TIBBLES
Thomas Tibbles has served as leader of the management team for the Hansberger segment of the Star Worldwide Fund since March 2002. Mr. Tibbles, Managing Director - Canada of Hansberger Global Investors, joined the firm in 1999. He also manages other Hansberger mutual funds. Prior to joining Hansberger, Mr. Tibbles was the Head of the Global Equity Team at Indago Capital Management in Toronto, an affiliate of Canada Life. He holds a Bachelor of Commerce Degree with distinction from the University of Toronto, Trinity College. He holds the designation of Chartered Financial Analyst and has over 15 years of investment management experience.

BARRY A. LOCKHART
Barry Lockhart has served as co-manager of the Hansberger segment of the Star Worldwide Fund since March 2002. Mr. Lockhart, Vice President - Research of Hansberger, joined the firm in 1999. He also manages other Hansberger mutual funds. Prior to joining Hansberger, Mr. Lockhart was a Portfolio Manager of foreign equity securities for Indago Capital Management. He holds an M.B.A. and a Bachelor of Commerce Degree with Honors from McMaster University. He holds the designation of Chartered Financial Analyst and has over 12 years of investment experience.

PATRICK H. TAN
Patrick Tan has served as co-manager of the Hansberger segment of the Star Worldwide Fund since March 2002. Mr. Tan, Research Analyst of Hansberger, joined the firm in 1999. Prior to joining Hansberger, Mr. Tan was a Research Analyst at Indago Capital Management. He holds a B.A. in Commerce and Economics from the University of Toronto and has four years of investment-related experience.

THE SUBSECTION ENTITLED "MONTGOMERY" WITHIN THE SECTION ENTITLED "STAR WORLDWIDE FUND - MORE ON INVESTMENT STRATEGIES" OF THE PROSPECTUSES IS REPLACED WITH THE TEXT SET FORTH BELOW:

HANSBERGER
In managing its segment of the Star Worldwide Fund, Hansberger follows a flexible investment policy that allows it to select those investments it believes are best suited to achieve the Fund's investment objective over the long term, using a disciplined, long-term approach to international investing. The segment will primarily invest in the equity securities of companies organized or headquartered outside of the United States. The segment will invest in at least three different countries and expects to be invested in more than three countries, including countries considered to be emerging markets countries. In general, Hansberger seeks companies for its segment with the following characteristics, although not all of the companies selected will have these attributes:

o        High secular growth
o        Superior profitability
o Mid to large capitalizations, although there are no limitations on the size of the companies in which the segment may invest

In making investment decisions, Hansberger generally employs the following methods:

o Securities are selected on the basis of fundamental company-by-company analysis.
o In choosing equity instruments, Hansberger typically will focus on the market price of a company's securities relative to its evaluation of the company's long-term earnings and cash flow potential.
o In addition, a company's valuation measures, including, but not limited to, price/earnings ratio and price/book ratio, will customarily be considered.
o Portfolio risk is controlled through top-down geographic and sector allocation.
o Hansberger generally sells a security if its price target is met, the company's fundamentals change, or if the portfolio is fully invested and a better investment opportunity arises.



                                                                      SP161-0102